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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2004
                Date of report (date of earliest event reported)

                                  _____________

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  _____________



           Delaware                  0-24073                   13-3817344
 (State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)           File Number)             Identification No.)


                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  _____________


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   OTHER EVENTS

The following information is being furnished pursuant to Item 8.01.

     On September 30, 2004, Digital Fusion, Inc. (the "Company") issued a press release announcing the equity financing commitment from Madison Run, LLC and hiring of Edward Rawlinson as VP of Engineering Services.

     A copy of the press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

                                       DIGITAL FUSION, INC.



                                       By: /s/ Roy E. Crippen, III
                                           -------------------------------------
                                           Roy E. Crippen, III, Chief Executive
                                           Officer, and Director



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press release dated September 30, 2004, issued by
                           Digital Fusion, Inc.



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